As filed with the Securities and Exchange Commission on July 23, 2004

SCHEDULE 14A

(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

_________________

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

_________________

Filed by the Registrant |X|
Filed by a party other than the Registrant |_|

Check the appropriate box:

|_|	Preliminary Proxy Statement
|_|	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|	Definitive Proxy Statement
|_|	Definitive Additional Materials
|_|	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

_________________

MUNI INTERMEDIATE DURATION FUND, INC.
MUNI NEW YORK INTERMEDIATE DURATION FUND, INC.
(Name of Registrant as Specified in Its Charter)

_________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

|X|	No fee required.
|_|	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

|_|	Fee paid previously with preliminary materials:
|_|	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

MUNI INTERMEDIATE DURATION FUND, INC. MUNI NEW YORK INTERMEDIATE DURATION FUND, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

NOTICE OF 2004 ANNUAL MEETINGS OF STOCKHOLDERS

TO BE HELD ON AUGUST 25, 2004

TO THE STOCKHOLDERS OF
MUNI INTERMEDIATE DURATION FUND, INC. MUNI NEW YORK INTERMEDIATE DURATION FUND, INC.

NOTICE IS HEREBY GIVEN that the 2004 Annual Meeting of Stockholders (each a “Meeting” and, collectively, the “Meetings”) of each of the above listed investment companies (each, a “Fund” and, collectively, the “Funds”) will be held at the offices of Fund Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey 08536, on Wednesday, August 25, 2004 at the time specified for each Fund in Exhibit A to the Combined Proxy Statement for the following purposes:

(1)	To elect a Board of Directors of each Fund to serve for the ensuing year and until their successors have been elected and qualified or until their earlier resignation or removal;

(2)	To transact such other business as may properly come before the Meetings or any adjournment thereof.

Each Fund’s Board of Directors has fixed the close of business on June 25, 2004 as the record date for the determination of stockholders entitled to notice of and to vote at the applicable Fund’s Meeting or any adjournment thereof.

You are cordially invited to attend the Meeting for any Fund in which you own shares. Stockholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the Internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Directors of the applicable Fund.

If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor, Georgeson Shareholder, at (800) 645-4519.

By Order of the Boards of Directors,

PHILLIP S. GILLESPIE Secretary of Muni Intermediate Duration Fund, Inc. and Muni New York Intermediate Duration Fund, Inc.

Plainsboro, New Jersey Dated: July 23, 2004

COMBINED PROXY STATEMENT

MUNI INTERMEDIATE DURATION FUND, INC. MUNI NEW YORK INTERMEDIATE DURATION FUND, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

2004 ANNUAL MEETINGS OF STOCKHOLDERS

AUGUST 25, 2004

INTRODUCTION

This Combined Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of each of Muni Intermediate Duration Fund, Inc. (“Muni Intermediate”) and Muni New York Intermediate Duration Fund, Inc. (“Muni NY”) (each, a “Fund” and, collectively, the “Funds”), to be voted at the 2004 Annual Meeting of Stockholders of each Fund (each a “Meeting” and, collectively, the “Meetings”), to be held at the offices of Fund Asset Management, L.P. (“FAM” or the “Investment Adviser”), 800 Scudders Mill Road, Plainsboro, New Jersey 08536, on Wednesday, August 25, 2004 at the time specified for each Fund in Exhibit A hereto. The approximate mailing date of this Combined Proxy Statement is July 28, 2004.

All properly executed proxies received prior to the Meetings will be voted at the applicable Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted for the election of the Director nominees of the applicable Fund to serve for the ensuing year. Any proxy may be revoked at any time prior to its exercise by giving written notice to the Secretary of the applicable Fund at that Fund’s address indicated above or by voting in person at the Meeting.

The Board of Directors of each Fund has fixed the close of business on June 25, 2004 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the applicable Fund’s Meeting and at any adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, each Fund had outstanding the number of shares of common stock and Auction Market Preferred Stock (“AMPS”) indicated in Exhibit A. To the knowledge of each Fund, no person beneficially owns more than five percent of such Fund’s outstanding shares of common stock or five percent of such Fund’s outstanding AMPS as of the Record Date.

The Board of Directors of each Fund knows of no business other than the election of Directors that will be presented for consideration at the applicable Meeting. If any other matter is properly presented at a Meeting, it is the intention of the persons named in the enclosed forms of proxy to vote in accordance with their best judgment.

ITEM 1. ELECTION OF DIRECTORS

At the Meetings, the Board of Directors of each Fund will be elected to serve until the next Annual Meeting of stockholders of that Fund and until their successors are elected and qualified or until their earlier resignation or removal. The nominees are Donald W. Burton, M. Colyer Crum, Terry K. Glenn, Laurie Simon Hodrick, David H. Walsh and Fred G. Weiss (collectively, the “Director Nominees”).

With respect to each Fund in this Combined Proxy Statement, it is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy or revoked as described herein) “for all” the Director Nominees listed in the following chart.

Fund	AMPS Director-Nominees	Other Director-Nominees
Muni Intermediate	Crum, Hodrick	Burton, Glenn, Walsh, Weiss
Muni NY	Crum, Hodrick	Burton, Glenn, Walsh, Weiss

The classes of stockholders solicited and entitled to vote on the proposal are outlined in the following chart.

Fund	Class of Stockholders	Election of AMPS Directors	Election of Other Directors
Muni Intermediate	Common Stock	No	Yes
Muni Intermediate	AMPS	Yes	Yes
Muni NY	Common Stock	No	Yes
Muni NY	AMPS	Yes	Yes

The Board of each Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board may recommend.

Certain information concerning the nominees is set forth below. Additional information concerning the nominees is set forth in Exhibit B to this Combined Proxy Statement.

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Biographical Information

Certain biographical and other information relating to the Director Nominee who is an “interested person” of each Fund as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”) (the “interested Director”) is set forth below, including the total number of portfolios overseen in the complex of funds advised by the Investment Adviser and its affiliate, Merrill Lynch Investment Managers, L.P. (“MLIM”) (“MLIM/FAM-advised funds”).

Name, Address† and Age	Position(s) Held with Each Fund	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM Advised Funds and Portfolios Overseen	Public Directorships
Terry K. Glenn* (63)	President and Director	President** and Director of each Fund since 2003	President of the MLIM/FAM-advised funds since 1999; Chairman (Americas Region) of MLIM from 2000 to 2002; Executive Vice President of MLIM and FAM (which terms as used herein include their corporate predecessors) from 1983 to 2002; President of FAM Distributors, Inc. (“FAMD” or the “Distributor”) from 1986 to 2002 and Director thereof from 1991 to 2002; Executive Vice President and Director of Princeton Services, Inc. (“Princeton Services”) from 1993 to 2002; President of Princeton Administrators, L.P. from 1988 to 2002; Director of Financial Data Services, Inc. from 1985 to 2002.	126 registered investment companies consisting of 161 portfolios	None

†	P.O. Box 9011, Princeton, New Jersey 08543-9011.
*	Mr. Glenn is an “interested person,” as defined in the Investment Company Act, of each Fund based on his current and former positions with FAM, MLIM, FAMD, Princeton Services and Princeton Administrators, L.P.
**	Elected by and serves at the pleasure of the Board of Directors of the applicable Fund.
***	Mr. Glenn serves until his successor is elected and qualified, until December 31 of the year in which he turns 72, or until his death, resignation or removal as provided in each of the Fund’s by-laws or charter or by statute.

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Certain biographical and other information relating to the Director Nominees who are not “interested persons,” as defined in the Investment Company Act, of either Fund (“non-interested Directors”) is set forth below. Each non-interested Director is a member of each Fund’s Audit Committee and Nominating Committee.

Name, Address† and Age	Position(s) Held with Each Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM Advised Funds and Portfolios Overseen	Public Directorships
Donald W. Burton (60)	Director	Director of each Fund since 2003	General Partner of The Burton Partnership, Limited Partnership (an investment partnership) since 1979; Managing General Partner of The South Atlantic Venture Funds since 1983; Member of the Investment Advisory Council of the Florida State Board of Administration since 2001.	23 registered investment companies consisting of 36 portfolios	ITC DeltaCom, Inc. (telecom-munications); ITC Financial Services LLC (financial services); Knology, Inc. (telecommunications); PriCare, Inc. (health care); Symbion, Inc. (health care)

M. Colyer Crum (72)	Director	Director of each Fund since 2003	James R. Williston Professor of Investment Management Emeritus, Harvard Business School since 1996; James R. Williston Professor of Investment Management, Harvard Business School, from 1971 to 1996	24 registered investment companies consisting of 37 portfolios	Cambridge Bancorp (banking company)

Laurie Simon Hodrick (41)	Director	Director of each Fund since 2003	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1998; Associate Professor of Finance and Economics, Graduate School of Business, Columbia University from 1996 to 1998.	23 registered investment companies consisting of 36 portfolios	None

David H. Walsh (62)	Director	Director of each Fund since 2003	Consultant with Putnam Investments since 1993 and employed in various capacities therewith from 1971 to 1992; Director, the National Audubon Society since 1998; Director, the American Museum of Fly Fishing since 1998.	23 registered investment companies consisting of 36 portfolios	None

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Name, Address† and Age	Position(s) Held with Each Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM Advised Funds and Portfolios Overseen	Public Directorships
Fred G. Weiss (62)	Director	Director of each Fund since 2003	Managing Director of FGW Associates since 1997; Vice President, Planning, Investment, and Development of Warner Lambert Co. from 1979 to 1997; Director of BTG International PLC (a global technology commercialization company) since 2001; Director of the Michael J. Fox Foundation for Parkinson’s Research	23 registered investment companies consisting of 36 portfolios	Watson Pharmaceutical Inc. (pharmaceutical company)

†	The address of each Director is P.O. Box 9095, Princeton, New Jersey 08543-9095.
*	Each Director serves until his or her successor is elected and qualified, until December 31 of the year in which he or she turns 72, or until his or her death, resignation or removal as provided in each Fund’s by-laws or charter or by statute.

Committees of the Boards of Directors

Each Fund maintains two standing Board committees, the Audit Committee and the Nominating Committee, each consisting of the Directors who are not “interested persons” of the Fund, as defined in the Investment Company Act, and who are “independent” as defined in the listing standards of the New York Stock Exchange (“NYSE”). Currently, Mr. Burton, Mr. Crum, Ms. Hodrick, Mr. Walsh and Mr. Weiss are members of each Fund’s Audit Committee and Nominating Committee.

Audit Committees

The principal responsibilities of each Audit Committee are the appointment, compensation and oversight of the Fund’s independent registered public accounting firm, including the resolution of disagreements regarding financial reporting between Fund management and such independent registered public accounting firm.

Each Fund has adopted a written Charter for the Audit Committee, which is attached as Exhibit D to this Combined Proxy Statement. Each Fund’s Audit Committee also has received written disclosures and the letter required by Independence Standards Board Standard No. 1, as may be modified or supplemented, from Ernst & Young LLP (“E&Y”). Each Audit Committee has discussed with E&Y its independence with respect to the Fund and certain matters required to be discussed by Statements on Auditing Standards No. 61. Each Audit Committee has considered whether the provision of nonaudit services by the Fund’s independent registered public accounting firm is compatible with maintaining the independence of that registered public accounting firm.

Each Audit Committee also reviews and discusses the audit of the Fund’s financial statements with Fund management and the independent registered public accounting firm. If any material concerns arise during the course of the audit and the preparation of the audited financial statements mailed to stockholders and included in the Fund’s Annual Report to Stockholders, the Audit Committee would be notified by Fund management

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or the independent registered public accounting firm. The Audit Committees received no such notifications for either Fund. Following each Audit Committee’s review and discussion regarding the audit of the Fund’s financial statements with Fund management and the Fund’s independent registered public accounting firm, each Audit Committee recommended to the Directors that the Fund’s audited financial statements for the 2004 fiscal year (each Fund’s fiscal year end is set forth in Exhibit A) be included in each Fund’s Annual Report to Stockholders.

Nominating Committees

The principal responsibilities of each Nominating Committee are to identify individuals qualified to serve as non-interested Directors of the Fund and to recommend its nominees for consideration by the full Board. While each Nominating Committee is solely responsible for the selection and nomination of the Fund’s non-interested Directors, the Nominating Committee may consider nominations for the office of Director made by Fund stockholders as it deems appropriate. Stockholders who wish to recommend a nominee should send nominations to the applicable Fund’s Secretary and include biographical information and set forth the qualifications of the proposed nominee. The Nominating Committee evaluates nominees from whatever source using the same standard. Each Fund adopted a Charter of the Nominating Committee on January 21, 2004, a copy of which is attached hereto as Exhibit E.

In identifying and evaluating a potential nominee to serve as a non-interested Director of a Fund, the Nominating Committee will consider, among other factors, (i) the person’s business and professional experience, education, character and integrity; (ii) whether the individual is an “interested person” as defined in the Investment Company Act and whether the person is otherwise qualified to serve as a Director under applicable laws and regulations; (iii) the nature of any business, charitable, financial or family relationships that might impair the individual’s independence; (iv) whether the individual is financially literate pursuant to the listing standards of the NYSE; (v) whether the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes; (vi) the person’s willingness to serve and ability to commit the time necessary to perform the duties of a Fund Director; and (vii) whether the selection and nomination of the person is consistent with the Fund’s retirement policy.

Committee and Board of Directors Meetings

During each Fund’s last fiscal year, each of the Directors then in office attended at least 75% of the aggregate of the total number of meetings held by the Fund’s Board of Directors during the period for which he or she served and, if a member, the total number of meetings held by the Fund’s Audit Committee and Nominating Committee during such period. Each Fund’s Nominating Committee is newly formed and did not meet during the Fund’s last fiscal year. See Exhibit A for further information about Committee and Board meetings.

Stockholder Communications

Stockholders may send written communications to a Fund’s Board of Directors or to an individual Director by mailing such correspondence to the Secretary of the applicable Fund (addressed to 800 Scudders Mill Road, Plainsboro, New Jersey 08536). Such communications must be signed by the stockholder and identify the class and number of shares held by the stockholder. Properly submitted stockholder communications will, as appropriate, be forwarded to the entire Board or to the individual Director. Any

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stockholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must continue to meet all the requirements of Rule 14a-8. See “Additional Information—Stockholder Proposals” herein.

Director Attendance at Stockholder Meetings

The Funds have no formal policy regarding Director attendance at stockholder meetings. Each Fund’s 2004 Annual Meeting of Stockholders will be its first stockholder meeting.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Exchange Act requires the officers and Directors of each Fund and persons who own more than ten percent of a registered class of a Fund’s equity securities to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (“SEC”) and the NYSE. Officers, Directors and greater than ten percent stockholders are required by SEC regulations to furnish the applicable Fund with copies of all Forms 3, 4 and 5 they file.

Based solely on each Fund’s review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, each Fund believes that all of its officers, Directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act due to the requirements of Section 30 of the Investment Company Act (i.e., any advisory board member, investment adviser or affiliated person of the Fund’s Investment Adviser) have complied with all filing requirements applicable to them with respect to transactions during the Fund’s most recent fiscal year.

Compensation of Directors

Each Fund’s Investment Adviser pays all compensation to all officers and Directors of each Fund who are affiliated with ML & Co. or its subsidiaries. Each Fund currently pays each non-interested Director a combined fee consisting of an annual fee plus a fee for each Board meeting attended in person. Each Fund also pays each member of its Audit Committee a combined fee consisting of an annual fee and a fee for each Audit Committee meeting attended in person. The Chairman of the Audit Committee of each Fund receives an additional annual fee. Information with respect to fees and expenses paid to the non-interested Directors for each Fund’s most recently completed fiscal year is set forth in Exhibit B to this Combined Proxy Statement.

Officers of the Funds

Information relating to the officers of each Fund is set forth in Exhibit C to this Combined Proxy Statement. Officers of the Funds are elected and appointed by the Board of Directors and hold office until they resign, are removed or are otherwise disqualified to serve.

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Stock Ownership

Set forth in Exhibit B to this Combined Proxy Statement is the following information for each Director Nominee: (i) the aggregate dollar range of stock ownership in each Fund; and (ii) the aggregate dollar range of securities owned in all MLIM/FAM-advised funds for which the Director Nominee currently serves as a Director.

As of June 30, 2004, other than Mr. Glenn, no Director Nominee or his or her immediate family members owned beneficially or of record any securities of ML & Co. As of the Record Date, the Directors and officers of each Fund as a group owned an aggregate of less than 1% of the shares of each Fund outstanding. At such date, Mr. Glenn, President and Director of each Fund, and the other officers of each Fund owned an aggregate of less than 1% of the outstanding shares of Common Stock of ML & Co.

The Board of Directors of each Fund recommends that the stockholders of that Fund vote “FOR” the election of the Director Nominees.

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ADDITIONAL INFORMATION

Expenses and Methods of Proxy Solicitation; Quorum

The expenses of preparation, printing and mailing of the enclosed forms of proxy, the accompanying Notice and this Combined Proxy Statement will be borne by each Fund in proportion to its relative net assets. Each Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of common stock and AMPS of the Funds.

For each Fund, one-third of the Fund’s shares of common stock and AMPS entitled to vote at the Meeting, present in person or by proxy, constitutes a quorum. The quorum requirements must be met for each Fund’s common stock and AMPS, considered separately.

In order to obtain the necessary quorum and vote at each Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of each Fund. If, by the time scheduled for either Meeting, a quorum of stockholders is not present or if a quorum is present but sufficient votes to allow action on the proposal are not received from the stockholders, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies from stockholders. Any such adjournment will require the affirmative vote of a majority of the shares of common stock and AMPS present in person or by proxy and entitled to vote at the time of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they believe that adjournment and additional proxy solicitation are reasonable and in the best interests of the Fund’s stockholders. Each Fund has retained Georgeson Shareholder, 17 State Street, New York, New York 10004, to assist in the solicitation of proxies at a cost of approximately $3,500 for each Fund plus out-of-pocket expenses, which are estimated to be approximately $500 for each Fund.

Voting Requirement

All shares of common stock and AMPS represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at each Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares of common stock and AMPS will be voted “FOR ALL” the Director Nominees.

With respect to Item 1, “Election of Directors,” holders of AMPS, voting separately as a class, are entitled to elect the two Directors designated herein for such Fund as AMPS Directors and holders of shares of common stock and AMPS, voting together as a single class, are entitled to elect the remaining Directors for such Fund. Assuming a quorum is present at each Meeting, approval of Item 1 will require the affirmative vote of stockholders holding at least the amounts of shares indicated below. “Plurality of the votes” means the candidate must receive more votes than any other candidate for the same position, but not necessarily a majority of the votes cast.

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Fund	Election of AMPS Directors	Election of Other Directors
Muni Intermediate	Affirmative vote of a plurality of the votes cast by the holders of common stock and AMPS, voting as a separate class	Affirmative vote of a plurality of the votes cast by the holders of common stock and AMPS, voting together as a single class

Muni NY	Affirmative vote of a plurality of the votes cast by the holders of common stock and AMPS, voting as a separate class	Affirmative vote of a plurality of the votes cast by the holders of common stock and AMPS, voting together as a single class

Broker Non-Votes and Abstentions

Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), holding shares of a Fund in “street name” for the benefit of their customers and clients, will request the instructions of such customers and clients on how to vote their shares on the Item before each Meeting. Each Fund understands that, under the rules of the NYSE, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Directors (Item 1) if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Each Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of stockholders of each Fund exists. Proxies that are returned to a Fund but that are marked “abstain” or on which a broker-dealer has declined to vote on any proposal (“broker non-votes”) will be counted as present for the purposes of determining a quorum. MLPF&S has advised each Fund that if it votes shares held in its name for which no instructions are received, except as limited by agreement or applicable law, it will do so in the same proportion as the votes received from beneficial owners of those shares of common stock and AMPS for which instructions have been received, whether or not held in nominee name. Abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will not have an effect on the vote on Item 1 for any Fund.

Other Matters

Management knows of no other matters to be presented at the Meetings. However, if other matters are presented for a vote at the Meeting of either Fund or any adjournments thereof, the proxy holders will vote the shares of common stock and AMPS represented by properly executed proxies according to their judgment on those matters.

Independent Registered Public Accounting Firm’s Fees

The SEC’s auditor independence rules require the Audit Committee of each Fund to pre-approve (a) all audit and permissible non-audit services provided by the Fund’s independent registered public accounting firm directly to the Fund and (b) those permissible non-audit services provided by the Fund’s independent registered public accounting firm to the Fund’s Investment Adviser and any entity controlling, controlled by

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or under common control with the Investment Adviser that provides ongoing services to the Fund (the “Affiliated Service Providers”), if the services relate directly to the operations and financial reporting of the Fund.

The first two tables below set forth for each Fund, for its two most recent fiscal periods (since each Fund’s inception), the fees billed by its independent registered public accounting firm for (a) all audit and non-audit services provided directly to the Fund and (b) those nonaudit services provided to the Fund’s Affiliated Service Providers that relate directly to the Fund’s operations and financial reporting, and, therefore, require Audit Committee pre-approval. Services under the caption:
•	Audit Fees are for the audit of the Fund’s annual financial statements included in the Fund’s reports to stockholders and in connection with statutory and regulatory filings or engagements;
•	Audit-Related Fees include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees;
•	Tax Fees include tax compliance, tax advice and tax planning; and
•	All Other Fees are for other products and services provided.

Each Fund also is required to disclose the total non-audit fees paid to its independent registered public accounting firm, for services rendered to the Fund and its Affiliated Service Providers regardless of whether those fees were preapproved by the Audit Committee.

The fiscal year end for each Fund is set forth in Exhibit A to this Combined Proxy Statement.

Fees for audit and non-audit services provided directly to the Fund:

	Independent Registered Public Accounting	Audit Fees ($)	Audit-Related Fees ($)		Tax Fees ($)		All Other Fees ($)
Fund	Firm	2004†	2004†		2004†		2004†
Muni Intermediate	E&Y	31,000	3,000	*	5,200	**	0
Muni NY	E&Y	29,000	3,000	*	5,200	**	0

†	For the fiscal period August 1, 2003 (commencement of operations) to May 31, 2004.
*	Agreed upon compliance procedures associated with the Fund’s AMPS.
**	Tax compliance services associated with reviewing the Fund’s tax returns.

Fees for non-audit services provided to the Fund’s Affiliated Service Providers for which pre-approval by the Audit Committee was required:

	Independent Registered Public Accounting Firm	Audit-Related Fees ($)	Tax Fees ($)	All Other Fees ($)
Fund		2004	2004	2004
Muni Intermediate	E&Y	0	0	0
Muni NY	E&Y	0	0	0

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Aggregate non-audit fees for services provided to the Fund and its Affiliated Service Providers, regardless of whether pre-approval was required:

		Aggregate Non-Audit Fees($)
Fund	Independent Registered Public Accounting Firm	2004
Muni Intermediate	E&Y	2,942,050	†
Muni NY	E&Y	2,942,050	†

†	Primarily associated with corporate tax consulting, cash flow analysis, and quality enhancement and education seminars for personnel of Affiliated Service Providers. Fees are also related to the performance of agreed upon compliance procedures associated with the Fund’s AMPS and tax compliance services associated with reviewing the Fund’s tax returns.

The Audit Committee of each Fund has reviewed the non-audit services provided by the Fund’s independent registered public accounting firm to the Fund’s Affiliated Service Providers that were not subject to the Audit Committee’s preapproval and has determined that the provision of such services is compatible with maintaining the registered public accounting firm’s independence.

Audit Committee’s Pre-Approval Policies and Procedures. The Audit Committee of each Fund has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Audit Committee. As noted above, the Audit Committee also must approve certain non-audit services provided to a Fund and those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Audit Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent registered public accounting firm may be approved by the Audit Committee without consideration on a specific case-by-case basis (“general pre-approval”). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the Fund or $50,000 for the project as a whole. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Audit Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Audit Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person meeting of the Fund’s Board of Directors.

Non-audit services provided to a Fund’s Affiliated Service Providers that have a direct impact on the operations or financial reporting of the Fund must be pre-approved by the Audit Committee of ML & Co. and by the Audit Committee of the Fund.

Each Fund’s independent registered public accounting firm annually will provide the Audit Committee with a detailed analysis of all fees paid by ML & Co. and its affiliates.

Other. Representatives of E&Y are expected to be present at the Meetings and will have an opportunity to make a statement if they so desire and to respond to questions from stockholders.

Address of Investment Adviser

The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

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Annual Report Delivery

Each Fund will furnish, without charge, a copy of its Annual Report for the Fund’s last fiscal year to any stockholder upon request. Such requests should be directed to the attention of the applicable Fund, P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Fund Secretary, or to 1-800-MER-FUND.

Stockholder Proposals

If a stockholder of any Fund intends to present a proposal at the 2005 Annual Meeting of Stockholders of such Fund, which is anticipated to be held in August 2005, and desires to have the proposal included in such Fund’s proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund by March 28, 2005. The persons named as proxies in the proxy materials for each Fund’s 2005 Annual Meeting of Stockholders may exercise discretionary authority with respect to any stockholder proposal presented at such meeting if written notice of such proposal has not been received by the Fund by June 13, 2005. Written proposals and notices should be sent to the Secretary of the Fund, P.O. Box 9011, Princeton, New Jersey 08543-9011.

By Order of the Boards of Directors,

PHILLIP S. GILLESPIE Secretary of Muni Intermediate Duration Fund, Inc. and Muni New York Intermediate Duration Fund, Inc.

Dated: July 23, 2004

13

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Defined terms used herein and not otherwise defined shall have the same meanings attributed thereto in the Combined Proxy Statement to which these Exhibits are attached.

Exhibit A

INFORMATION PERTAINING TO EACH FUND

General Information Pertaining to the Funds

Fund	Defined Term	Fiscal Year End	State of Organization	Meeting Time
Muni Intermediate Duration Fund, Inc.	Muni Intermediate	May 31	MD	9:00 a.m.
Muni New York Intermediate
Duration Fund, Inc.	Muni NY	May 31	MD	9:15 a.m.

	Shares Outstanding as of the Record Date
Fund	Common Stock	AMPS
Muni Intermediate	38,034,934	11,400
Muni NY	4,206,435	1,240

Board and Audit Committee Meetings

Set forth in the table below is information regarding Board and Audit Committee meetings held, current annual and per meeting fees paid to each non-interested Director and the aggregate fees and expenses paid by each Fund to the non-interested Directors during each Fund’s most recently completed fiscal year.

	Board			Audit Committee
Fund	No. of Meetings Held*	Annual Fee ($)	Per Meeting Fee ($)**	No. of Meetings Held*	Annual Fee ($)***	Per Meeting Fee ($)**	Aggregate Fees and Expenses ($)
Muni Intermediate	4	2,500	250	4	500	250	24,529
Muni NY	4	2,500	250	4	500	250	24,561

*	Includes telephonic meetings.
**	The fee is payable for each meeting attended in person. No fee is paid for telephonic meetings.
***	Does not include the additional fee paid to the Chairman of the Audit Committee.

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Exhibit B

INFORMATION PERTAINING TO THE DIRECTOR NOMINEES

Year in Which Each Nominee of Each Fund Became a Director

	Muni Intermediate	Muni NY
Donald W. Burton	2003	2003
M. Colyer Crum	2003	2003
Terry K. Glenn	2003	2003
Laurie S. Hodrick	2003	2003
David H. Walsh	2003	2003
Fred G. Weiss	2003	2003

Ownership of Common Stock and AMPS

Information relating to the share ownership by the Director Nominees as of June 30, 2004 is set forth in the chart below.

	Aggregate Dollar Range of Equity Securities in the Funds		Aggregate Dollar Range of Securities in All MLIM/FAM-Advised Funds Overseen or to Be Overseen by Nominee in the
Name	Muni Intermediate	Muni NY	Merrill Lynch Family of Funds
Interested Director:
Terry K. Glenn	None	None	Over $100,000
Non-Interested Directors:
Donald W. Burton	None	None	None
M. Colyer Crum	None	None	Over $100,000
Laurie S. Hodrick	None	None	Over $100,000
David H. Walsh	None	None	Over $100,000
Fred G. Weiss	None	None	Over $100,000

Compensation of Non-Interested Directors

Set forth in the table below is information regarding compensation paid by each Fund to the non-interested Directors during each Fund’s most recently completed fiscal year.

	Compensation from Fund ($)*
	Burton	Crum**	Hodrick	Walsh†	Weiss
Muni Intermediate	5,000	5,417	5,000	3,750	5,000
Muni NY	5,000	5,417	5,000	3,750	5,000

*	No pension or retirement benefits are accrued as part of Fund expenses.
**	Chairman of each Fund’s Audit Committee.
†	Mr. Walsh was elected a Director of each Fund on August 20, 2003.

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Set forth in the table below is information regarding the aggregate compensation paid by MLIM/FAM advised funds to non-interested Directors for the year ended December 31, 2003.

Non-Interested Director	Aggregate Compensation Paid by MLIM/FAM- Advised Funds
Donald W. Burton	$203,750
M. Colyer Crum*	$229,583
Laurie S. Hodrick	$203,750
David H. Walsh**	$138,042
Fred G. Weiss	$203,750

*	Chairman of each Fund’s Audit Committee.
**	Mr. Walsh was elected a Director of each Fund on August 20, 2003 and of certain other MLIM/FAM-advised funds on July 7, 2003

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Exhibit C

INFORMATION PERTAINING TO THE OFFICERS

Name, Address* and Age	Position(s) Held with Applicable Fund, Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Public Directorships
Terry K. Glenn (63)	President of each Fund since 2003	President of the MLIM/FAM-advised funds since 1999; Chairman (Americas Region) of MLIM from 2000 to 2002; Executive Vice President of FAM and MLIM (which terms as used herein include their corporate predecessors) from 1983 to 2002; President of FAM Distributors, Inc. (“FAMD”) from 1986 to 2002 and Director thereof from 1991 to 2002; Executive Vice President and Director of Princeton Services, Inc. (“Princeton Services”) from 1993 to 2002; President of Princeton Administrators, L.P. from 1988 to 2002; Director of Financial Data Services, Inc. from 1985 to 2002.	None

Donald C. Burke (43)	Vice President and Treasurer of each Fund since 2003	First Vice President of FAM and MLIM since 1997 and Treasurer thereof since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of FAMD since 1999; Vice President of FAM and MLIM from 1990 to 1997; Director of Taxation of MLIM since 1990.	None

Robert A. DiMella (37)	Vice President and Portfolio Manager of Muni Intermediate since 2003	Vice President of MLIM since 1997.	None

Timothy T. Browse (45)	Vice President and Portfolio Manager of Muni NY since 2004.	Vice President of MLIM since 2004; Vice President, Portfolio Manager and Team Leader of the Municipal Investment Team of Lord Abbot & Co. from 2000 to 2003; Vice President and Portfolio Manager in the municipal fund management group of Eton Vance Management, Inc. from 1992 to 2000.	None

Kenneth A. Jacob (53)	Senior Vice President of each Fund since 2003	Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund Management) of MLIM from 1997 to 2000.	None

John M. Loffredo (40)	Senior Vice President of each Fund since 2003	Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund Management) of MLIM from 1998 to 2000.	None

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Name, Address* and Age	Position(s) Held with Applicable Fund, Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Public Directorships
Phillip S. Gillespie (40)	Secretary of each Fund since 2003	First Vice President (Legal Advisory) of MLIM since 2001; Director of MLIM from 2000 to 2001; Vice President of MLIM from 1999 to 2000; Attorney associated with MLIM since 1998; Assistant General Counsel of Chancellor LGT Asset Management Inc. from 1997 to 1998; Senior Counsel and Attorney in the Division of Investment Management and the Office of General Counsel at the U.S. Securities and Exchange Commission from 1993 to 1997.	None

*	The address of each officer is P.O. Box 9011, Princeton, New Jersey 08543-9011.
**	Elected by and serves at the pleasure of the Board of Directors of each Fund.

C-2

Exhibit D

November 13, 2003

Charter of the Audit Committee of the Board of Directors/Trustees For Exchange Listed Funds

Although the Audit Committee of an investment company also serves as a Nominating Committee, the following charter pertains only to each Audit and Nominating Committee’s duties as an Audit Committee. The Board of Directors/Trustees of each investment company listed on Appendix A hereto has adopted the following Audit Committee Charter.

I. Composition of the Audit Committee

The Audit Committee shall be composed of at least three Directors/Trustees:

(a)	each of whom shall not be an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”);

(b)	each of whom shall not accept directly or indirectly any consulting, advisory, or other compensatory fee from the Fund (other than fees for serving on the Board of Directors/Trustees or any committee thereof); (c) each of whom shall be financially literate at the time of his or her appointment to the Audit Committee, as such qualification is interpreted by the Board of Directors/Trustees in its business judgment, or shall become financially literate within a reasonable period of time after his or her appointment to the Audit Committee;

(d)	each of whom shall otherwise satisfy the applicable independence requirements for any stock exchange or market quotation system on which Fund shares are or become listed or quoted; and

(e)	at least one of whom shall have accounting or related financial management expertise as the Board of Directors/Trustees interprets such qualification in its business judgment.

The Board of Directors/Trustees shall determine annually (i) whether at least one of the members of the Audit Committee is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR, and (ii) whether simultaneous service on more than three public company audit committees by a member of the Audit Committee would not impair the ability of such member to serve on the Audit Committee.

II. Purposes of the Audit Committee

The Audit Committee, in its capacity as a committee of the Board of Directors/Trustees, shall be responsible for:

(a)	overseeing the accounting and financial reporting processes of the Fund and the Fund’s internal control over financial reporting;

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(b)	overseeing the integrity of the Fund’s financial statements and the independent audit thereof;

(c)	overseeing, or, as appropriate, assisting Board oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting, and independent audits; and

(d)	the appointment, compensation, retention, and oversight of the Fund’s independent accountants, including the resolution of disagreements regarding financial reporting between Fund management and such independent accountants.

The Audit Committee shall report regularly to the Board of Directors/Trustees with respect to the matters described in this Audit Committee Charter and shall make such recommendations to the Board of Directors/ Trustees relating thereto as the Audit Committee deems necessary or appropriate. The Fund’s independent accountants shall report directly to the Audit Committee.

III. Responsibilities and Duties of the Audit Committee

The policies and procedures of the Audit Committee shall remain flexible to facilitate its ability to react to changing conditions and to generally discharge its functions. The following listed responsibilities describe areas of attention in broad terms.

To carry out its purposes, the Audit Committee shall have the following responsibilities and duties:

(a)	upon submission of an application form by the Fund’s independent accountants to the Public Company Accounting Oversight Board, to request copies of: (i) such application form; (ii) any material amendments to such application form; and (iii) the written findings of the Public Company Accounting Oversight Board in connection with that Board’s inspection of the Fund’s independent accountants;

(b)	to (i) select an accounting firm to (1) serve as the Fund’s independent accountants, (2) audit the Fund’s financial statements on an annual basis, and (3) provide an opinion on an annual basis with respect to the Fund’s financial statements, and (ii) recommend that the members of the Board of Directors/Trustees who are not “interested persons” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, ratify such selection;

(c)	to approve, prior to appointment, the engagement of the Fund’s independent accountants to provide other audit services to the Fund or non-audit services to the Fund, the Fund’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser (“adviser affiliate”) that provides ongoing services to the Fund, if the engagement by the adviser affiliate relates directly to the operations and financial reporting of the Fund;

(d)	to develop policies and procedures for pre-approval of the engagement of the Fund’s independent accountants to provide any of the audit or non-audit services described in Section III(c) above;

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(e)	to consider whether: (i) the provision of each non-audit service to the Fund by the Fund’s independent accountants is compatible with maintaining the independence of such independent accountants and (ii) the provision of each non-audit service to the Fund’s investment adviser or any adviser affiliate that provides ongoing services to the Fund is compatible with maintaining the independence of such independent accountants;

(f)	to ensure that the Fund’s independent accountants submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between such independent accountants and the Fund, consistent with Independence Standards Board Standard No. 1, to actively engage in a dialogue with, and receive and consider specific representations from, the Fund’s independent accountants with respect to any disclosed relationships or services that may affect the objectivity and independence of such independent accountants and, if deemed appropriate by the Audit Committee, to recommend that the Board of Directors/Trustees take appropriate action in response to the report of such independent accountants to satisfy itself of the independence of such independent accountants;

(g)	to receive and consider specific representations from the Fund’s independent accountants with respect to audit partner rotation and conflicts of interest as described in Section 10A(l) of the Securities Exchange Act of 1934 (the “1934 Act”);

(h)	to review the arrangements for annual and special audits and the scope of such audits with the Fund’s independent accountants;

(i)	to review and discuss the Fund’s audited financial statements and, to the extent required by applicable law or regulations, the Fund’s semi-annual financial statements with Fund management and the Fund’s independent accountants;

(j)	to review and approve the fees proposed to be charged to the Fund by the Fund’s independent accountants for each audit and non-audit service;

(k)	to discuss with the Fund’s independent accountants those matters required by Statement of Accounting Standards Nos. 61 and 90 relating to the Fund’s financial statements, including, without limitation, any adjustment to such financial statements recommended by such independent accountants, or any other results of any audit;

(l)	to cause to be prepared and to review and submit any report, including any recommendation of the Audit Committee, required under rules promulgated by the Securities and Exchange Commission to be included in any proxy statement used by the Fund;

(m)	to review legal and regulatory matters presented by counsel and the Fund’s independent accountants that may have a material impact on the Fund’s financial statements;

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(n)	to establish and administer policies and procedures relating to: (i) the hiring by the Fund, its investment adviser, or any administrator that is an adviser affiliate of employees or former employees of the Fund’s independent accountants; and (ii) the resolution of any disagreements between Fund management and the Fund’s independent accountants regarding accounting and/or financial reporting policies and procedures;

(o)	to consider information and comments from the Fund’s independent accountants with respect to the Fund’s accounting and financial reporting policies, procedures and internal control over financial reporting (including the Fund’s critical accounting policies and practices) and management’s responses to any such comments;

(p)	to consider information and comments from the Fund’s independent accountants with respect to, and meet with such independent accountants to discuss any matters of concern relating to, the Fund’s financial statements, including any adjustments to such statements recommended by such independent accountants, and to review the independent accountants’ opinion on the Fund’s financial statements;

(q)	at least annually, to obtain and review a report by the Fund’s independent accountants describing: (i) such independent accountants’ internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of such independent accountants, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by such firm, and any steps taken to deal with any such issues; and (iii) all relationships between the Fund’s independent accountants and the Fund, the investment adviser and adviser affiliates (to assess the independence of the Fund’s independent accountants);

(r)	to receive and consider reports from the Fund’s independent accountants regarding: (i) all critical accounting policies and practices to be used; (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with Fund management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent accountants; and (iii) other material written communications between the independent accountants and Fund management, such as any management letter or schedule of unadjusted differences;

(s)	to receive reports from the Fund’s principal executive officer and principal financial officer, or persons performing similar functions, regarding: (i) all significant deficiencies in the design or operation of the Fund’s internal controls that could adversely affect the Fund’s ability to record, process, summarize, and report financial data and the identification for the Fund’s independent accountants of any material weaknesses in internal controls; (ii) any fraud, whether or not material, that involves Fund management or other employees or employees of the investment adviser who have a significant role in the Fund’s internal controls; and (iii) whether or not there were significant changes in the Fund’s internal controls or in other factors that could significantly affect the Fund’s internal controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses;

D-4

(t)	to establish procedures for: (i) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission of concerns by employees of the Fund’s investment adviser, manager, administrator, principal underwriter, or any other provider of accounting related services for the Fund regarding questionable accounting or auditing matters;

(u)	to address reports received from attorneys in accordance with procedures adopted by the Fund’s investment adviser relating to the possible violation of federal or state law or fiduciary duty;

(v)	to address reports received from the Fund’s independent accountants relating to the possible violation of federal or state law and to investigate or initiate an investigation of reports of improprieties or suspected improprieties in connection with the Fund’s accounting or financial reporting;

(w)	to discuss with Fund management and the Fund’s independent accountants policies with respect to risk assessment and risk management;

(x)	to assist the Fund, if necessary, in preparing any written affirmation or written certification required to be filed with any stock exchange or market quotation system on which Fund shares are or become listed or quoted;

(y)	to review and reassess the adequacy of this Audit Committee Charter on an annual basis and recommend any changes to the Board of Directors/Trustees and to evaluate the performance of the Audit Committee on an annual basis; and

(z)	to perform such other functions and to have such other powers consistent with this Audit Committee Charter, the Fund’s Articles of Incorporation or Declaration of Trust, as amended and supplemented, the Fund’s By-laws, as amended, and applicable law, as the Audit Committee or the Board of Directors/Trustees deems necessary or appropriate.

The Audit Committee may delegate any portion of its authority, including the authority to grant preapprovals of audit related services and permitted non-audit services, to a subcommittee of one or more members of the Audit Committee pursuant to pre-approval policies and procedures established by the Audit Committee; provided, however, that the Audit Committee may not delegate pre-approval of the audit required by the 1934 Act. Any decision of such subcommittee of the Audit Committee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

The function of the Audit Committee is oversight; it is the responsibility of Fund management to maintain appropriate systems for accounting and internal control over financial reporting, and the responsibility of the Fund’s independent accountants to plan and carry out a proper audit. Specifically, Fund management is responsible for: (1) the preparation, presentation and integrity of the Fund’s financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The Fund’s independent accountants are responsible for

D-5

planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter. Nothing in this Audit Committee Charter shall be construed to reduce the responsibilities or liabilities of the Fund’s service providers, including the Fund’s independent accountants.

Although the Audit Committee is expected to review appropriately the matters that come before it, such review of a Fund’s financial statements by the Audit Committee is not an audit, nor does the Committee’s review D-4 substitute for the responsibilities of the Fund’s management for preparing, or the Fund’s independent accountants for auditing, the financial statements. Members of the Audit Committee are not full-time employees of the Fund and, in serving on the Audit Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures.

In discharging their duties, the members of the Audit Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom the Directors/Trustees reasonably believe to be reliable and competent in the matters presented; (2) legal counsel, accountants, or other persons as to matters the Directors/Trustees reasonably believe are within the person’s professional or expert competence; or (3) a Board committee of which the Directors/Trustees are not members.

IV. Meetings

The Audit Committee shall meet regularly with the Fund’s independent accountants (outside the presence of Fund management) and Fund management and at least once annually with the representatives of Fund management responsible for the financial and accounting operations of the Fund. The Audit Committee shall hold special meetings at such times as the Audit Committee believes appropriate. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in such meeting can hear each other.

V. Assistance from Fund Management; Authority to Engage Advisers; Funding

The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Audit Committee may request. The Audit Committee shall have the power and authority to take all action it believes necessary or appropriate to discharge its responsibilities, including the power and authority to retain independent counsel and other advisers. The Fund shall provide for appropriate funding, as determined by the Audit Committee as a committee of the Board of Directors/Trustees, for payment of: (i) compensation to the Fund’s independent accountants or any other accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Fund, (ii) compensation to any advisers employed by the Audit Committee under this Section V, and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its responsibilities.

Dated: November 19, 2003

D-6

APPENDIX A

Muni Intermediate Duration Fund, Inc. Muni New York Intermediate Duration Fund, Inc.

D-7

Exhibit E

CHARTER OF THE NOMINATING COMMITTEE

Organization

The Nominating Committee (the “Committee”) of the Board of Directors/Trustees for the registered investment companies (each a “Fund” and collectively, the “Funds”) listed on Exhibit A attached hereto shall be composed solely of Directors/Trustees who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), and who are “independent” as defined in the New York Stock Exchange and the American Stock Exchange (each, an “Exchange”) listing standards (if applicable) (“Independent Directors”). The Board of Directors/Trustees of the Fund (the “Board”) shall appoint the members of the Committee (which may or may not be all of the Independent Directors) and shall designate the Chairman of the Committee. The Committee shall have authority to retain outside counsel and other advisors the Committee deems appropriate and shall have the sole authority to approve the compensation and other terms of their retention.

Responsibilities

The Committee shall identify individuals qualified to serve as Independent Directors of the Fund and shall recommend its nominees for consideration by the full Board.

Identification and Evaluation of Potential Nominees

In identifying and evaluating a person as a potential nominee to serve as an Independent Director of the Fund, the Committee should consider among other factors it may deem relevant:
•	the contribution which the person can make to the Board, with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant;
•	the character and integrity of the person;
•	whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director or Independent Director of the Fund;
•	whether or not the person has any relationships that might impair his or her independence, such as any business, charitable, financial or family relationships with Fund management, the investment adviser or manager of the Fund, Fund service providers or their affiliates;
•	whether or not the person is financially literate pursuant to the applicable Exchange’s audit committee membership standards;
•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes;

E-1

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;
•	whether or not the selection and nomination of the person would be consistent with the requirements of the Fund’s retirement policy.

While the Committee is solely responsible for the selection and nomination of the Fund’s Independent Directors, the Committee may consider nominations for the office of Director made by Fund stockholders as it deems appropriate. Stockholders who wish to recommend a nominee should send nominations E-1 to the Secretary of the Fund which include biographical information and set forth the qualifications of the proposed nominee. The Secretary of the Fund will forward all nominations received to the Committee.

Quorum

A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the act of a majority of the members of the Committee present at any meeting at which there is quorum shall be the act of the Committee.

Nomination of Directors

After a determination by the Committee that a person should be nominated as an Independent Director of the Fund, the Committee shall present its recommendation to the full Board for its consideration and, where appropriate, to the Independent Directors.

Meetings

The Committee may meet either on its own or in conjunction with meetings of the Board. Meetings of the Committee may be held in person, video conference or by conference telephone. The Committee may take action by unanimous written consent in lieu of a meeting.

Adopted: January 21, 2004

E-2

EXHIBIT A

Muni Intermediate Duration Fund, Inc. Muni New York Intermediate Duration Fund, Inc.

E-3

COMMON STOCK

MUNI INTERMEDIATE DURATION FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

        The undersigned hereby appoints Donald C. Burke, Phillip S. Gillespie and Terry K. Glenn as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Muni Intermediate Duration Fund, Inc. (the “Fund”) held of record by the undersigned on June 25, 2004 at the annual meeting of stockholders of the Fund to be held on August 25, 2004 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” Proposal 1.

        By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

        (Continued and to be signed on the reverse side)

Please mark a box |X| or |•| in blue or black ink.

1.	ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|
(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.) Terry K. Glenn, Donald W. Burton, David H. Walsh, Fred G. Weiss

2.	In the discretion of such proxies, upon such other business as properly may come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _________________________, 2004

	X	______________________________________ Signature

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.	X	______________________________________ Signature, if held jointly

COMMON STOCK

MUNI NEW YORK INTERMEDIATE DURATION FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

        The undersigned hereby appoints Donald C. Burke, Phillip S. Gillespie and Terry K. Glenn as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Muni New York Intermediate Duration Fund, Inc. (the “Fund”) held of record by the undersigned on June 25, 2004 at the annual meeting of stockholders of the Fund to be held on August 25, 2004 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” Proposal 1.

        By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

        (Continued and to be signed on the reverse side)

Please mark a box |X| or |•| in blue or black ink.

1.	ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|
(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.) Terry K. Glenn, Donald W. Burton, David H. Walsh, Fred G. Weiss

2.	In the discretion of such proxies, upon such other business as properly may come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _________________________, 2004

	X	______________________________________ Signature

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.	X	______________________________________ Signature, if held jointly

AUCTION MARKET
PREFERRED STOCK

MUNI INTERMEDIATE DURATION FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

        The undersigned hereby appoints Donald C. Burke, Phillip S. Gillespie and Terry K. Glenn as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Auction Market Preferred Stock of Muni Intermediate Duration Fund, Inc. (the “Fund”) held of record by the undersigned on June 25, 2004 at the annual meeting of stockholders of the Fund to be held on August 25, 2004 or any adjournment thereof.

This proxy when properly executed will be voted in the manner herein directed by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” Proposal 1.

        By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

        (Continued and to be signed on the reverse side)

Please mark a box |X| or |•| in blue or black ink.

1.	ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|
(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
Donald W. Burton, M. Colyer Crum, Terry K. Glenn, Laurie Simon Hodrick, David H. Walsh, Fred G. Weiss

2.	In the discretion of such proxies, upon such other business as properly may come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _________________________, 2004

	X	______________________________________ Signature

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.	X	______________________________________ Signature, if held jointly

AUCTION MARKET
PREFERRED STOCK

MUNI NEW YORK INTERMEDIATE DURATION FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

        The undersigned hereby appoints Donald C. Burke, Phillip S. Gillespie and Terry K. Glenn as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Auction Market Preferred Stock of Muni New York Intermediate Duration Fund, Inc. (the “Fund”) held of record by the undersigned on June 25, 2004 at the annual meeting of stockholders of the Fund to be held on August 25, 2004 or any adjournment thereof.

This proxy when properly executed will be voted in the manner herein directed by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” Proposal 1.

        By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

        (Continued and to be signed on the reverse side)

Please mark a box |X| or |•| in blue or black ink.

1.	ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|
(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
Donald W. Burton, M. Colyer Crum, Terry K. Glenn, Laurie Simon Hodrick, David H. Walsh, Fred G. Weiss

2.	In the discretion of such proxies, upon such other business as properly may come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _________________________, 2004

	X	______________________________________ Signature

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.	X	______________________________________ Signature, if held jointly